Other Investments	12 Months Ended
Dec. 31, 2022
Other Investments [Abstract]
Other Investments
Note 6 – Other Investment

Developments in Other Investment	USD thousands

As at January 1, 2022	1,509
Proceeds from Therapin asset	(143)
Profit from increase in fair value	102
Effect of changes in exchange rates	(176)
As at December 31, 2022(1)	1,292

(1) USD 136 thousand are classified as a current asset.

Separation Agreement from Therapin

The Company entered into a separation agreement with Therapin on May 26, 2020, where it cancelled its previous investment agreement with Therapin and replaced it with a debt arrangement. Therapin committed to paying the Company NIS 40 thousand (approximately USD 11 thousand) per month for 119 months for a total of NIS 4.8 million (approximately USD 1.4 million) plus NIS 2.45 million (approximately USD 0.7 million) to be paid upon an exit event. If Therapin completes an exit event during the payment period, the Company will have the option to receive shares or payment in cash for the remaining balance. If Therapin generates a distributable surplus or distributes a dividend, the Company will receive a portion of it as repayment. During 2022, the Company received USD 143 thousand and recorded USD 102 thousand as re-valuation financing income.

The Company re-measured the asset using a level 3 fair value measurement at approximately USD 1.3 million (NIS 4.5 million). The fair value was assessed by capitalization of future cash flows (proceeds) at interest rates that reflect the level of risk (based on the duration of the debt) of these proceeds and were classified as Level 3 in the fair value hierarchy. The estimated capitalization interest was based on repayment dates and analysis of the market in which Therapin operates.

Breakdown of the parameters used for measuring fair value of the investor warrants:

Parameters taken into account in the fair value calculation:
Discount rate	11.63%-11.84%
Expected additional payment event	3.7 years